LETTER OF TRANSMITTAL

            RECEIPTS ON CORPORATE SECURITIES TRUST, SERIES NSC 1998-1

                                Offer to Exchange

      Receipts of Corporate Securities, Series NSC 1998-1, Amortizing Class

    which have been registered under the Securities Act of 1933, as amended,

                           for any and all Outstanding

      Receipts of Corporate Securities, Series NSC 1998-1, Amortizing Class

                   Pursuant to the Prospectus, dated January ,
1999.

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON FEBRUARY, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR
              TO 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY , 1999.

                        Delivery to: The Bank of New York

                               By Mail or By Hand:
                              The Bank of New York
                           101 Barclay Street, 12 East
                            New York, New York 10286
                  Attention: Corporate Trust -- Administration


                            Telephone: (212) 815-5098
                            Facsimile: (212) 815-5999

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges receipt of the Prospectus, dated January , 1999 (the "Prospectus"), of Receipts on Corporate Securities Trust, Series NSC 1998-1 (the "Trust"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate of up to $68,089,189.08 Certificate Principal Balance of Receipts of Corporate Securities, Series NSC 1998-1, Amortizing Class (the "New Certificates") for an equal Certificate Principal Balance of the outstanding Receipts of Corporate Securities, Series NSC 1998-1, Amortizing Class (the "Old Certificates"). The Trust was formed pursuant to a trust agreement dated August 28, 1997, as amended by Base Amendment No. 1 dated as of February 27, 1998 and as supplemented by the Series NSC 1998-1 Supplement dated as of April 13, 1998, between Prudential Securities Structured Assets, Inc., a Delaware corporation (the "Company"), and The Bank of New York, as trustee.

     For each Old Certificate accepted for exchange, the holder of such Old Certificate will receive a New Certificate having a Certificate Principal Balance equal to that of the surrendered Old Certificate. The Company reserves the right to cause the Trust, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Bank of New York, as Exchange Agent (the "Exchange Agent") shall notify the holders of the Old Certificates of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Certificates and the Old Certificates are to be forwarded pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Certificates whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Certificates to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Certificates should be listed on a separate signed schedule affixed hereto.


------------------------------------------------ -------------------- -------------------- --------------------
        DESCRIPTION OF OLD CERTIFICATES                   1                    2                    3
------------------------------------------------ -------------------- -------------------- --------------------
                                                                           Aggregate
Name(s) and Address(es) of Registered Holder(s)      Certificate          Certificate       Principal Amount
          (Please fill in, if blank)                  Number(s)        Principal Balance       Tendered**
                                                                            of Old
                                                                        Certificate(s)

------------------------------------------------ -------------------- -------------------- --------------------


                                                 -------------------- -------------------- --------------------


                                                 -------------------- -------------------- --------------------
                                      Total

----------------------------------------------------------------------------------------------------------------

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Certificates represented by the Old Certificates indicated in column 2. See Instruction 2. Old Certificates tendered hereby must be in minimum denominations in Certificate Principal Balance of $250,000 and integral multiples of $1.00 in excess thereof. See Instruction 1.

|_| CHECK HERE IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s) _________________________________________

     Window Ticket Number (if any) ___________________________________________

     Date of Execution of Notice of Guaranteed Delivery ______________________

     Name of Institution which guaranteed delivery ___________________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: ___________________________________________________________________

     Address: ________________________________________________________________

     _________________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Trust the aggregate Certificate Principal Balance of Old Certificates indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Certificates tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Trust all right, title and interest in and to such Old Certificates as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Certificates tendered hereby and that the Trust will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Trust. The undersigned hereby further represents that any New Certificates acquired in exchange for Old Certificates tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Certificates, whether or not such person is the undersigned, that neither the holder of such Old Certificates nor any such other person is engaged in, or intends to engage in a distribution of such New Certificates, or has an arrangement or understanding with any person to participate in the distribution of such New Certificates, and that neither the holder of such Old Certificates nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made based upon the understanding of the Company of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Certificates issued in exchange for the Old Certificates pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Certificates directly from the Trust or the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Certificates are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Certificates and have no arrangement with any person to participate in the distribution of such New Certificates. If a holder of Old Certificates is engaged in or intends to engage in a distribution of the New Certificates or has any arrangement or understanding with respect to the distribution of the New Certificates to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Certificates for its own account in exchange for Old Certificates, it represents that the Old Certificates to be exchanged for the New Certificates were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Old Certificates tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Certificates (and, if applicable, substitute certificates representing Old Certificates for any Old Certificates not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Certificates (and, if applicable, substitute certificates representing Old Certificates for any Old Certificates not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Certificates".

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD CERTIFICATES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD CERTIFICATES AS SET FORTH IN SUCH BOX ABOVE.


-----------------------------------------------------------              ----------------------------------------------------------
              SPECIAL ISSUANCE INSTRUCTIONS                                                     SPECIAL DELIVERY INSTRUCTIONS
                (See Instructions 3 and 4)                                                       (See Instructions 3 and 4)

     To be completed ONLY if certificates for Old                             To be completed ONLY if certificates for Old
     Certificates not exchanged and/or New                                    Certificates not exchanged and/or New
     Certificates are to be issued in the name of and                         Certificates are to be sent to someone other than
     sent to someone other than the person(s) whose                           the person(s) whose signature(s) appear(s) on
     signature(s) appear(s) on this Letter above.                             this Letter above or to such person(s) at an
                                                                              address other than shown in the box entitled
                                                                              "Description of Old Certificates" on this Letter
                                                                              above.
Issue New Certificates and/or Old Certificates to:                       Mail New Certificates and/or Old Certificates to:

Name(s):................................................                 Name(s):................................................
                  (Please Type or Print)                                                           (Please Type or Print)
 ........................................................                 ........................................................
                  (Please Type or Print)                                                           (Please Type or Print)
Address:................................................                 Address:................................................
 ........................................................                 ........................................................
                   (Including Zip Code)                                                             (Including Zip Code)

-----------------------------------------------------------

-----------------------------------------------------------              ----------------------------------------------------------


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

     TO BE COMPLETED BY ALL HOLDERS IN WHOSE NAME NEW CERTIFICATES ARE TO BE REGISTERED (which will be the tendering holder unless a special issuance instruction is given):

     The undersigned represents and warrants that the beneficial owner of the New Certificate to be received pursuant to the Exchange Offer is either (i) a United States person, or (ii) a non-United States person who is exempt from withholding under U.S. federal income tax laws and has completed, accurately and in a manner reasonably satisfactory to the Trustee or its agent, an IRS Form W-8 and delivered such Form to the Trustee or its agent.

     Dated  _______                         ____________________________
                                                     (Signature)


---------------------------------------------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete accompanying Substitute Form W-9)
Dated:....................................................................................................   , 1999

     x....................................................................................................X

     x....................................................................................................X
     (Signature(s) of Owner)                   (Date)
       Area Code and Telephone Number:....................................................................

         If a holder is tendering any Old Certificates, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Certificates or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.
       Name(s):...........................................................................................
 ..........................................................................................................
                             (Please Type or Print)

       Capacity:..........................................................................................

       Address:...........................................................................................
 ..........................................................................................................
                              (Including Zip Code)
                               SIGNATURE GUARANTEE
                         (if required by Instruction 3)
       Signature(s) Guaranteed by
       an Eligible Institution:...........................................................................
                             (Authorized Signature)

 ..........................................................................................................
                                     (Title)

 ..........................................................................................................
                                 (Name and Firm)
Dated:....................................................................................................   , 1999

---------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Offer to Exchange Receipts of Corporate Securities, Series NSC 1998-1, Amortizing Class
    which have been registered under the Securities Act of 1933, as amended, for any and all Outstanding
      Receipts of Corporate Securities, Series NSC 1998-1, Amortizing Class
          by Receipts on Corporate Securities Trust, Series NSC 1998-1

1.   Delivery of this Letter and Old Certificates; Guaranteed Delivery
Procedures.

     This Letter is to be completed by holders of Old Certificates if certificates are to be forwarded herewith. Certificates for all physically tendered Old Certificates as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Certificates tendered hereby must be in denominations of Certificate Principal Balance of $250,000 and integral multiples of $1.00 in excess thereof.

     Holders of Old Certificates whose certificates for Old Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Old Certificates pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Trust (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Certificates and the amount of Old Certificates tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Certificates and any other documents required by this letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Certificates, in proper form for transfer, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Certificates and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Certificates are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2.   Partial Tenders.

     If less than all of the Old Certificates evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Certificates to be tendered in the box above entitled "Description of Old Certificates--Principal Amount Tendered". A reissued certificate representing the balance of nontendered Old Certificates will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures of this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the registered holder of the Old Certificates tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Certificates are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Certificates are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder of the Old Certificates specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Certificates are to be issued, or any untendered Old Certificates are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Trust, proper evidence satisfactory to the Trust of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD CERTIFICATES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR" INSTITUTION WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934 (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD CERTIFICATES ARE TENDERED (I) BY A REGISTERED HOLDER OF OLD CERTIFICATES WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR
(II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   Special Issuance and Delivery Instructions.

     Tendering holders of Old Certificates should indicate in the applicable box the name and address to which New Certificates issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Certificates not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Old Certificates not exchanged will be returned to the name or address of the person signing this Letter.

5.   Tax Identification Number.

     Federal income tax law generally requires that a tendering holder whose Old Certificates are accepted for exchange must provide the Trustee (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Trustee is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Certificates to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Certificates (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Certificates must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Certificates is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Trustee a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Certificates are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Trustee within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Trustee.

6.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Certificates to it or its order pursuant to the Exchange Offer. If, however, New Certificates and/or substitute Old Certificates not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Certificates tendered hereby, or if tendered Old Certificates are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Certificates to the Trust or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD CERTIFICATES SPECIFIED IN THIS LETTER.

7.   Waiver of Conditions.

     The Trust reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Certificates, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Certificates for exchange.

     None of the Trustee, the Exchange Agent, PSSA or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Certificates nor shall any of them incur any liability for failure to give any such notice.

9.   Mutilated, Lost, Stolen or Destroyed Old Certificates.

     Any holder whose Old Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)

     PAYOR'S NAME: RECEIPTS ON CORPORATE SECURITIES TRUST, SERIES BLS 1998-1

---------------------------- --------------------------------------------- ---------------------------------------------
SUBSTITUTE                   Part 1-- PLEASE  PROVIDE YOUR TIN IN THE BOX
Form W-9                     AT RIGHT AND  CERTIFY BY SIGNING  AND DATING       TIN:_____________________________
                             BELOW.                                                 (Social Security Number or
                                                                                 Employer Identification Number)

                             -------------------------------------------------------------------------------------------
Department of the Treasury   Part 2 -- TIN Applied For |_|

                             -------------------------------------------------------------------------------------------
Internal Revenue Service     CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                             (1)  the number shown on this form is my correct Taxpayer
                                  Identification Number (or I am Payor's Request For waiting for a number to be issued to me). Taxpayer

Payor's Request For          (2)  I am not subject to backup withholding either because:
Taxpayer                          (a) I am exempt from backup Identification Number
Identification Number             withholding, or (b) I have not been notified by the
("TIN") and                       Internal Revenue Service (the ("TIN") and "IRS") that I
Certification                     am subject to backup withholding as a result of a
                                  failure to report all Certification interest or
                                  dividends, or (c) the IRS has notified me that I am no
                                  longer subject to backup withholding, and

                             (3)  any other information provided on this form is true and correct.

                             SIGNATURE.......................................   DATE.................................

------------------------------------------------------------------------------------------------------------------------

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

------------------------------------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

-----------------------------                 --------------------------------
   Signature                                                      Date
-------------------------------------------------------------------------------